Exhibit 99.1


                               TECHNE CORPORATION

                         Stockholder's Rights Agreement
                                  July 1, 1998


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                               TECHNE CORPORATION
                         Stockholder's Rights Agreement
                                TABLE OF CONTENTS
                                                                           Page
SECTION 1 Restrictions on Transferability of Securities;
             Registration Rights.............................................1
   1.1 Certain Definitions...................................................1
   1.2 Required Registration.................................................3
   1.3 Piggyback Registration................................................3
   1.4 Underwriting Procedures...............................................4
   1.5 Expenses of Registration..............................................5
   1.6 Registration Procedures...............................................5
   1.7 Standstill Agreement..................................................6
   1.8 Registration Statement................................................6
   1.9 Trading Practices.....................................................7
   1.10 Indemnification......................................................7
   1.11 Information by Holder................................................9
   1.12 Rule 144 Reporting...................................................9
   1.13 Transfer or Assignment of Registration Rights.......................10
   1.14 Delay of Registration...............................................10
   1.15 Termination of Registration Rights..................................10
SECTION 2 Covenants of the Company..........................................10
   2.1 Basic Financial Information..........................................10
   2.2 Additional Information and Rights....................................11
SECTION 3  Representations of Securityholder................................12
   3.1 Purchase Entirely for Own Account....................................12
   3.2 Investment Experience................................................12
   3.3 Accredited Investor..................................................12
   3.4 Restricted Securities................................................12
   3.5 Legends..............................................................12
SECTION 4  Miscellaneous....................................................13
   4.1 Entire Agreement.....................................................13
   4.2 Successors and Assigns...............................................13
   4.3 Governing Law........................................................13
   4.4 Counterparts.........................................................13
   4.5 Amendments and Waivers...............................................13
   4.6 Information Confidential.............................................14


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   4.7 Delays or Omissions..................................................14
   4.8 Separability.........................................................14
   4.9 Succession to Rights.................................................14
   4.10 Notices.............................................................15



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                               TECHNE CORPORATION

                         Stockholder's Rights Agreement

     This Stockholder's Rights Agreement (the "Agreement") is made and entered into as of July 1, 1998, by and among TECHNE CORPORATION, a Minnesota corporation (the "Company"), and GENZYME Corporation, a Massachusetts corporation (the "Securityholder").

                                    Recitals

     WHEREAS, the Securityholder is a party to the Purchase and Sale Agreement dated as of June 22, 1998 among the Company, Research and Diagnostic Systems, Inc. and the Securityholder (the "Purchase Agreement"), and certain of the Company's and the Securityholder's obligations under the Purchase Agreement are conditioned upon the execution and delivery by the Securityholder and the Company of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto further agree as follows:


                                    SECTION 1
       Restrictions on Transferability of Securities; Registration Rights


     1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

     (a) "Closing" shall mean the date of the initial issuance to the Securityholder of the Company's Shares.

     (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     (c) "Common Stock" shall mean the Common Stock of the Company, which shall have a par value of $.01 per share solely for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of the Company.

     (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     (e) "Form S-3" shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

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     (f) "Holder" shall mean the  Securityholder as long as it holds Registrable
Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with
Section 1.13 hereof.

     (g) "Majority Holders" shall mean any Holder or Holders who in the aggregate hold no less than 50 percent (50%) of the outstanding Registrable Securities.

     (h)  "Proposed  Registration"  shall have the  meaning set forth in Section
1.3.

     (i) "Registrable Securities" shall mean (i) the Shares and (ii) any other security of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Shares, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public.

     (j) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     (k) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, filing fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses.

     (l) "Registration Period" shall mean the period commencing on the effective date of the registration statement filed pursuant to Section 1.2(a) and ending on the earlier of: (a) the date on which all of the Registrable Securities subject to the registration statement are sold, or (b) the date on which all of the Registrable Securities subject to the registration statement are eligible for sale pursuant to Rule 144(k) under the Securities Act.

     (m) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     (n) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

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     (o) "Selling  Expenses" shall mean all  underwriting  discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for any Holder.

     (p) "Shares" shall mean the Shares of Common Stock issued to the Securityholder pursuant to the Purchase Agreement.

     1.2 Required Registration.

     (a) Required Registration. As soon as practicable after the Closing under the Purchase Agreement, the Company shall prepare and file a registration statement as a "shelf" registration statement under Rule 415 of the Securities Act covering the resale of all of the Registrable Securities and shall use its best efforts to have such registration statement declared effective by the Commission as soon as reasonably possible after the Company has filed with the Commission its Annual Report on Form 10-K for its fiscal year ended June 30, 1998.

     (b) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.2, in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

     1.3 Piggyback Registration. If at any time prior to the expiration of the Registration Period, (i) the Company proposes to register shares of its Common Stock under the Securities Act in connection with the public offering of such shares for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration on Form S-4 under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, a business combination involving an exchange of securities or an exchange offer for securities of the issuer or another entity) (a "Proposed Registration") and (ii) a registration statement covering the sale of all of the Registrable Securities pursuant to Section 1.2 above is not then effective and available for sales thereof by the Holders, the Company shall, at such time, promptly give the Holders written notice of such Proposed Registration. Each Holder shall have twenty (20) days from receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that the Holder intends to sell and the Holder's intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Holder; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 1.3 without obligation to the Holder. Each Holder agrees that if so requested by the Company, such Holder shall not sell or otherwise transfer pursuant to a registration statement or pursuant to Rule 144 any Registrable Securities or any rights to the Registrable Securities during the period from the second business day prior to the effective date of a registration statement filed by the Company under the Securities Act in connection with the Proposed Registration until the 180th day following such effective date (or such shorter period as the Company and underwriter in such

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Proposed  Registration,  if any, may specify) (the "Lock-up Period"),  provided, however, that (i) all directors, executive officers, other selling stockholders in the Proposed Registration and each holder of restricted securities, as defined under Rule 144, that represents 1% or more of the outstanding Common Stock of the Company agree to similar lock-up agreements, (ii) the Company shall have provided the Holders with notice of the Proposed Registration at least 20 days prior to the beginning of the Lock-up Period and (iii) the registration statement filed pursuant to Section 1.2 above shall have been effective for at least 30 days prior to the beginning of the Lock-up Period. The standstill agreement set forth in the preceding sentence would not prohibit a Holder from selling Registrable Securities pursuant to a registration statement relating to the Proposed Registration. Further, the foregoing standstill agreements would not prohibit, during the Lock-up Period, gifts to donees or restrictions set forth herein or transfers by will or the laws of descent to heirs or beneficiaries provided such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein.

     1.4 Underwriting Procedures.

     (a) In the event a registration under Sections 1.2 or 1.3 is to be underwritten, the Company shall (together with all participating Holders) enter into and perform its obligations under an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Majority Holders in the case of a registration under
Section 1.2 or by the Company in the case of a registration under Section 1.3, which underwriters are reasonably acceptable to the Company. With respect to a registration under Section 1.3, in the event the representative of the underwriters determines that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration by each Holder shall be reduced pro rata among such Holders and any other selling stockholders named in such registration statement based on the number of Registrable Securities held by each Holder and such other selling stockholders. If a Holder who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Holder shall be excluded therefrom by written notice from the Company, the underwriter or the Majority Holders. The Registrable Securities so excluded shall also be withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.4, then the Company shall offer to all Holders who have retained rights to include Registrable Securities in the registration the right to include additional Registrable Securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated pro rata among such Holders requesting additional inclusion based on the number of Registrable Securities held by each such Holder.

     (b) The Company shall include in any registration statement on Form S-3 such information as the underwriter reasonably requests for marketing purposes, whether or not such information is required to be included in such registration statement. On the date that Registrable Securities are delivered to an

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underwriter  for sale in  connection  with a  firmly  underwritten  offering  of
Registrable Securities, the Company shall furnish (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such registration statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Holders.

     1.5 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.2 and 1.3 hereof shall be borne by the Company; provided, however, that the Holders shall bear the Registration Expenses for any registration proceeding begun pursuant to Section 1.2 and subsequently withdrawn by the Holders registering shares therein unless such withdrawal is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders at the time of registration under Section 1.2, in which event the Company shall bear the Registration Expenses. All Selling Expenses relating to securities so registered shall be borne by the Holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

     1.6 Registration Procedures. The Company shall provide the Holder a reasonable opportunity to review and comment on each draft of the registration statement and any proposed amendment thereto or to the related prospectus before filing with the Commission and shall keep each Holder advised in writing as to the initiation of the registration pursuant to Sections 1.2 or 1.3 hereof and as to the completion thereof. At its expense, the Company will use its best efforts to:

     (a) Keep such registration effective pursuant to Commission Rule 415 at all times during the Registration Period;

     (b) Prepare and file with the Commission such amendments including post-effective amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep the registration statement effective at all times during the Registration Period or as may be reasonably requested by the Holders in order to incorporate information concerning the Holders or their intended method of distribution, and otherwise to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

     (d) As soon as possible after becoming aware of such event or circumstance, notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be

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delivered  under  the  Securities  Act of the  happening  of any event or of any circumstance as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and promptly prepare, file with the Commission and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; provided, however, that the Company may delay preparing, filing and distributing any such supplement or amendment for the period contemplated by this Section 1.6(d) (the "Delay Period"), in which event the Holders would not be able to dispose of the Registrable Securities pursuant to such prospectus as set forth in Section 1.7 below, if the Company's Board of Directors determines in good faith that such supplement or amendment might, in the reasonable judgment of the Company, (i) interfere with or affect the negotiation or completion of a transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) or (ii) involve initial or continuing disclosure obligations that are not in the best interests of the Company's stockholders at such time; provided, further, that (x) the Company will give written notice to all Holders (a "Standstill Notice") of any such delay no less than five (5) business days prior to such delay, (y) such delay shall not extend for a period of more than ninety (90) business days without the written consent of the Majority Holders and (z) the Company may utilize such delay no more than once in each 365-day period;

     (e) Cause all such Registrable Securities registered pursuant thereunder to be listed on each securities exchange or market on which similar securities issued by the Company are then listed;

     (f) Prevent the issuance of any stop order or other order suspending the effectiveness of such registration statement and, if such order is issued, to obtain the withdrawal thereof at the earliest possible time; and to notify the Holders of the issuance of such order and the resolution thereof; and

     (g) Comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

     1.7 Standstill Agreement. In the event that the Company shall have given the Holders a Standstill Notice under Section 1.6(d) above, then each Holder agrees that such Holder shall not sell or otherwise transfer pursuant to the prospectus covered by the registration statement which is the subject of the Standstill Notice any Registrable Securities or any rights to the Registrable Securities during the Delay Period as defined in Section 1.6(d).

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     1.8  Registration  Statement.  The Company  represents and warrants to, and covenants and agrees with, the Holder(s) that (A) the Company meets the requirements for the use of Form S-3 for registration of the Registrable Securities for resale by the Holder(s), and (B) the registration statement
(including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the Commission, at the time it is ordered effective by the Commission, and at all time during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the Commission, and at all times during which it is available for use in connection with the offer and sale of Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.


     1.9 Trading Practices. During the Registration Period, the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock, or attempt to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Holders to sell Registrable Securities by reason of the limitations of Regulation M under the Exchange Act.

     1.10 Indemnification.

     (a) The Company will indemnify, defend and hold harmless each Holder, each of its officers, directors, employees, agents and representatives and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) and any amendment or supplement thereto incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, employees, agents and representatives and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

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     (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors, and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material
fact  contained  in  any  such  registration  statement,   prospectus,  offering
circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company and such Holders, directors, officers, employees, agents and representatives, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder for the purpose of inclusion in such registration statement, prospectus or other document; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided further, however, that no Holder shall be liable under this Section 1.10(b) for any amount in excess of the net proceeds to such Holder from the sale of Registrable Securities pursuant to such registration statement.

     (c) Each party entitled to indemnification under this Section 1.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the Indemnifying Party, if the representation by the Indemnifying Party's counsel of the Indemnified Party and the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall not be required to pay for more than one separate legal counsel for the Holders in each jurisdiction. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.10, to the extent such failure is not materially prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any

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settlement that does not include as an unconditional  term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, as between the underwriter and any party, the provisions in the underwriting agreement shall control.

     1.11 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder, if any, as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

     1.12 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

     (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act;

     (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

     (c) So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     (d) Use its best efforts to facilitate the sale of the Registrable Securities to the public, without registration under the Securities Act, pursuant to Rule 144 under the Securities Act, provided that this shall not require the Company to file reports under the Securities Act and the Exchange Act at any time prior to the Company's being otherwise required to file such reports.

     1.13 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this
Section 1 may be transferred or assigned by a Holder to any transferee or assignee of Registrable Securities, provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this
Section 1.

     1.14 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.15 Termination of Registration Rights. The right of any Holder to register such Holder's Registrable Securities under Sections 1.2 or 1.3 shall terminate on the earlier of: (a) the end of the Registration Period or (b) the sale or other disposition by such Holder of all of such Holder's Registrable Securities, provided that this clause (b) shall not limit the rights of any assignee of such Holder during the Registration Period.

                                    SECTION 2
                            Covenants of the Company

     2.1 Basic Financial Information. The Company will furnish the following reports to each Holder of 25 percent (25%) of the Registrable Securities:

     (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and sources and applications of funds of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company. To such financial statements there shall be appended a discussion and analysis, in reasonable detail, of such financial statements and the general business condition and prospects of the Company by management of the Company so as to assist the recipients in understanding and interpreting such financial statements.

     (b) As soon as practicable after the end of each fiscal quarter of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal quarter, and consolidated statements of income and sources and applications of funds of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. To such financial statements there shall be appended a discussion and analysis, in reasonable detail, of such financial statements and the general business condition and prospects of the Company by management of the Company so as to assist the recipients in understanding and interpreting such financial statements.

     (c) As long as the Company is subject to the reporting requirements of the Exchange Act (which shall include any successor federal statute), in lieu of the financial information required pursuant to Sections 2.1(a) and (b), copies of its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q, respectively.

     2.2 Additional Information and Rights.

     (a) As soon as practicable after transmission or occurrence and in any event within ten (10) days thereof, the Company will deliver to each Holder copies of any reports or communications delivered to any class of the Company's security holders or broadly to the financial community, including any filings by the Company with any securities exchange, the Commission or the National Association of Securities Dealers, Inc.

     (b) The provisions of Section 2.1 and this Section 2.2 shall not be in limitation of any rights which any Holder may have with respect to the books and records of the Company and it subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

     (c) Anything in this Section 2 to the contrary notwithstanding, no Holder by reason of this Agreement shall have access to any trade secrets or confidential information of the Company. Each Holder hereby agrees to hold in confidence and trust and not to misuse or disclose any confidential information provided pursuant to this Section 2.2.

                                    SECTION 3

                   Representations of Securityholder

     The Securityholder hereby represents and warrants to the Company that:

     3.1 Purchase Entirely for Own Account. The Shares will be acquired for investment for the Securityholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the registration requirements of the Securities Act, and the Securityholder has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the registration requirements of the Securities Act. By executing the Purchase Agreement, the Securityholder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

     3.2 Investment Experience. The Securityholder acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. The Securityholder also represents it has not been organized for the purpose of acquiring the Shares.

     3.3 Accredited Investor. The Securityholder is an "accredited investor" within the meaning of the Commission Rule 501 of Regulation D, as presently in effect.

     3.4 Restricted Securities. The Securityholder understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Securityholder represents that it is familiar with Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     3.5 Legends. It is understood that the certificates evidencing the Shares may bear legends required by applicable federal and state securities laws as well as the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.

                                    SECTION 4

                                  Miscellaneous

     4.1 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the registration of the Registrable Securities and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

     4.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     4.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Minnesota, without regard to its choice-of-laws or conflicts-of-law rules.

     4.4   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts,, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.5 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the holders of a majority of the Registrable Securities on the date of such amendment or waiver; provided, however, that no such amendment or waiver shall reduce the aforesaid percentage of the holders of which are required to consent to any waiver or supplemental agreement without the consent of the record or beneficial holders of all of the securities. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder of any Registrable Securities purchased under the Purchase Agreement at the time outstanding, each future holder of all such Registrable Securities, and the Company. Upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the record holders of the Shares and the Registrable Securities who have not previously consented thereto in writing.

     4.6 Information Confidential. Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

     4.7 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any Holder upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on the Holders' part of any breach, default or noncompliance under this Agreement or any waiver on the Holders' part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing, and that all remedies, either under this Agreement, the Articles of Incorporation, Bylaw, or otherwise afforded to any Holder shall be cumulative and not alternative.

     4.8 Separability. Any invalidity, illegality, or limitation of the enforceability with respect to any Holder of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such Holder's domicile or otherwise, shall in no way affect or impair the validity, legality, or enforceability of this Agreement with respect to other Holders. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     4.9 Succession to Rights. Except as otherwise expressly provided herein, the rights and powers of each Holder hereunder are granted to such Holder as an owner of Registrable Securities. Consequently, the parties agree that such rights and powers exist separately and distinctively with respect to each share of Registrable Securities, and as to each such share shall pass with it so that any owner of any such share whether becoming such by transfer, assignment, or operation of law or otherwise, shall have all of the rights and powers of such Holder hereunder, and shall be entitled to exercise them in full, with or without the agreement or consent of other owners of Registrable Securities, and no transfer or assignment shall divest such Holder or any subsequent owner of Registrable Securities of such rights and powers unless all Registrable Securities owned by such persons is transferred to assigned.

     4.10 Notices. All notices, requests, demands and other communications hereunder ("Notices") shall be in writing and shall be deemed to have been duly given if delivered by hand or by registered or certified mail, postage prepaid, return receipt requested, but only upon receipt of such return receipt, as follows:

         if to the Securityholder,

                           Genzyme Corporation
                           One Kendall Square
                           Cambridge, Massachusetts 02139
                           Attn:    Chief Legal Officer
                           Tel:     617-252-7500
                           Fax:     617-252-7600

         with a copy to,

                           Maureen P. Manning
                           Palmer & Dodge LLP
                           One Beacon Street
                           Boston, Massachusetts 02108
                           Tel:   (617) 573-0100
                           Fax:   (617) 227-4420

         if to the Company,

                           Techne Corporation
                           614 McKinley Place
                           Minneapolis, Minnesota 55413
                           Attn: President
                           Tel:    (612) 379-2956
                           Fax:    (612) 379-6580

         with a copy to,

                           Fredrikson & Byron
                           1100 International Centre
                           900 Second Avenue South
                           Minneapolis, MN 55402
                           Attn:    Timothy M. Heaney
                           Tel:     (612) 347-7019
                           Fax:     (612) 347-7077

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt. All Notices shall be deemed received on the date of delivery or, if mailed, on the date appearing on the return receipt therefor.

     IN WITNESS WHEREOF, the parties hereto have executed this Stockholders' Rights Agreement effective as of the day and year first above written.



                                            TECHNE CORPORATION


                                            By: /s/ Thomas E. Oland
                                               ------------------------
                                               Thomas E. Oland, President


                                            GENZYME CORPORATION


                                            By:  /s/ David J. McLachlan
                                               ---------------------------
                                               David J. McLachlan, Executive
                                               Vice President, Finance and
                                               Chief Financial Officer